                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We  consent  to the  incorporation  by  reference  in this  Amendment  No.  1 to
Registration  Statement No.  333-88350 of NYFIX,  Inc. on Form S-3 of our report dated  March 8, 2002  (March  14,  2002 as to Note 21)  appearing  in the Annual
Report on Form 10-K of NYFIX,  Inc. for the year ended December 31, 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Stamford, Connecticut
August 15, 2002